CONSOLIDATED BALANCE SHEETS (Unaudited) (Parenthetical) (USD $) In Thousands, except Per Share data	Sep. 30, 2011	Dec. 31, 2010
Current Assets:
Allowances for uncollectible accounts	$ 3,989	$ 4,130
Investments at fair value	2,157	2,283
Accumulated depreciation	347,469	338,419
Accumulated amortization	$ 437,497	$ 413,412
Shareholders' Equity:
Common shares par value (in dollars per share)	$ 1	$ 1
Common shares authorized (in shares)	500,000	500,000
Common shares outstanding (in shares)	50,817	51,338